UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


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                Date of Report (Date of earliest event reported):
                                  MAY 17, 2002


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                                RDO EQUIPMENT CO.
             (Exact name of registrant as specified in its charter)



   DELAWARE                        1-12641                      45-0306084
(State or Other             (Commission File Number)         (I.R.S.Employer
  Jurisdiction                                            Identification Number)
of Incorporation)

  2829 SOUTH UNIVERSITY DRIVE
      FARGO, NORTH DAKOTA                                        58103
(Address of principal executive offices)                       (Zip Code)


                                 (701) 297-4288
               Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 17, 2002, the board of directors (the "Board") of RDO Equipment Co. (the "Company"), at the recommendation of its audit committee, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged PricewaterhouseCoopers LLP ("PwC") to serve as the Company's independent public accountants for fiscal year 2003.

Andersen's reports on the Company's consolidated financial statements for each of the years ended January 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended January 31, 2002 and 2001 and through May 17, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements for such years; and there were no "reportable events," as such term is defined in Item 304 (a)
(1) (v) of Regulation S-K.

The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 17, 2002 and addressed to the Securities and Exchange Commission, stating its agreement with the statements contained in such disclosures.

During the years ended January 31, 2002 and 2001 and through the date of the Board's decision to engage PwC, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits
         16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 17, 2002 (filed herewith)

         99.1     Press Release Dated May 17, 2002 (filed herewith)





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                            RDO EQUIPMENT CO.

                                            By: /s/ Steven B. Dewald
                                                --------------------------------
                                                     Steven B. Dewald
                                                     Chief Financial Officer

Dated: May 17, 2002











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                                RDO EQUIPMENT CO.

                                    FORM 8-K

                                INDEX TO EXHIBITS


    EXHIBIT
      NO.                         DESCRIPTION
      ---                         -----------

      16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 17, 2002 (filed herewith)

      99.1            Press Release Dated May 17, 2002 (filed herewith)




























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